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                                                                    EXHIBIT 10.3


                             MODIFICATION AGREEMENT


         THIS MODIFICATION AGREEMENT (the "Agreement") is made and entered into as of the 30th day of September, 2002, by and between INTERVOICE, INC., a Texas corporation, formerly known as InterVoice-Brite, Inc. ("Grantor") and BEAL BANK, S.S.B., a savings bank organized under the laws of the State of Texas ("Lender").

                                   WITNESSETH:

         A. Lender has heretofore made a loan (the "Loan") to Grantor, which Loan is evidenced by that certain Promissory Note (the "Note"), dated May 29, 2002, in the stated principal amount of $14,000,000.00, executed and delivered by Grantor and payable to the order of Lender.

         B. The Loan and the Note are secured by, among other things, that certain Deed of Trust, Security Agreement and Assignment of Leases and Rents (the "Deed of Trust"), dated May 29, 2002, executed and delivered by Grantor to William T. Saurenmann, Trustee, for the benefit of Lender, which encumbers, among other things, the real property described on Exhibit "A" attached hereto (the " Property"), and which has been recorded in Volume 5180, beginning at Page 2240 of the Real Property Records of Collin County, Texas.

         C. Grantor has requested that Lender agree to modify certain provisions of the Deed of Trust, and in consideration therefor, Grantor has agreed to make a principal prepayment on the Loan in the amount of $1,500,000.00 (the "Prepayment"). Lender has agreed to so modify certain provisions relating to the Loan pursuant to this Agreement.

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, the payment and delivery by Grantor to Lender of the Prepayment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, Grantor and Lender modify the Loan and the Loan Documents, as such term is defined in the Deed of Trust, as follows:

         1. Paragraph 6.13 of the Deed of Trust is modified to be and read as follows:

                  6.13 Decline in Net Worth. If, as of the end any fiscal quarter of Grantor, Grantor's net worth, determined in the same manner as Grantor's Net Worth as set forth in Grantor's financial statements heretofore furnished to Beneficiary prior to the closing of the Loan, is less than $25,000,000.00.

         2. The indebtedness owed by Grantor to Bank of America, National Association to which reference is made in Paragraph 6.14 of the Deed of Trust has been refinanced by Grantor with a loan from Foothill Capital Corporation. Accordingly, Paragraph 6.14 of the Deed of Trust is modified to delete all references therein to "Bank of America, National Association" and replace them with "Foothill Capital Corporation or any other person or entity that refinances some or all of the indebtedness owed by Grantor to Foothill Capital Corporation."



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         3. As a material inducement to Lender to enter into this Agreement to modify the Loan and the Loan Documents, Grantor, on behalf of itself and its successors, assigns, legal representatives and constituents (whether or not a party hereto) (collectively and individually, "Obligors, et al."), hereby fully, finally and completely RELEASES and FOREVER DISCHARGES Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future, and their respective heirs, successors and assigns (collectively and individually, "Lender, et al.") of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, debts, liens, actions and causes of action of any and every nature whatsoever relating to the Loan, and WAIVES and RELEASES any defense, right of counterclaim, right of set-off or deduction to the payment of the Loan and the other indebtedness evidenced by the Loan Documents, as modified hereby, which Obligors, et al. now have or may claim to have against Lender, et al. arising out of, connected with or relating to any and all acts, omissions or events occurring prior to the execution of this Agreement.

         4. As an additional material inducement to Lender to enter into this Agreement to modify the Loan and the Loan Documents, Grantor hereby represents and warrants to Lender that:

         (a) the Loan Documents, as modified hereby, are in full force and effect and are not in default and Grantor has no defense, counterclaim or offset to the payment and performance of any of its obligations in regard to the Loan or any of the Loan Documents, as modified hereby;

         (b) the representations and warranties of Grantor set forth in the Loan Documents, as modified hereby, are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect; and

         (c) this Agreement constitutes the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with the terms hereof.

         The representations and warranties of Grantor contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.



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         5. Concurrently with the execution and delivery hereof, Grantor shall cause to be issued to Lender a P9b3 endorsement to the Mortgagee Policy of Title Insurance (the "Policy"), issued to Lender in regard to the Loan, in form and substance satisfactory to Lender and its counsel which shall, without limitation, insure that the Deed of Trust, as modified hereby, continues to constitute a valid first priority lien on the Property subject only to the Permitted Encumbrances, as defined in the Deed of Trust. On demand, Grantor shall pay all closing costs and fees and expenses incurred by Lender in connection with this Agreement and the transactions contemplated hereby, including, without limitation, all premiums and other costs and expenses relating to the endorsement of the Policy and Lender's reasonable attorneys' fees and expenses.

         6. In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, Grantor agrees to execute and deliver from time to time upon request by Lender such other documents and instruments, and take such other action, as Lender may request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement and evidence and confirm the authorization of Grantor to enter into this Agreement and make the Prepayment.

         7. Grantor hereby affirms, confirms, ratifies, renews and extends the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges created or arising by virtue of the Deed of Trust and the other Loan Documents, as modified hereby, until all of the Indebtedness and Obligations, as each such term is defined in the Deed of Trust, have been paid and performed in full. Grantor confirms that Lender has not released, forgiven, discharged, impaired, waived or relinquished, and Lender does not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, liens, security interests, collateral, parties, remedies or any other matter with respect to the Loan, the Deed of Trust or any of the other Loan Documents, but rather Lender is expressly retaining and reserving the same to their fullest extent.

         8. Except as expressly provided herein, all the terms, provisions, debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Loan Documents shall be and continue in full force and effect and are hereby acknowledged by Grantor to be legal, valid, binding and enforceable in accordance with their terms.

         9. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions within Texas.

         10. This Agreement shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns. Nothing contained herein shall act to amend or modify any of the provisions of the Loan Documents which restrict or prohibit assignment or transfer.

         11. Neither this Agreement nor any provision of any of the other Loan Documents may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.




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         EXECUTED as of the day and year first above written.


                                GRANTOR:

                                INTERVOICE, INC.,
                                a Texas corporation f/k/a InterVoice-Brite, Inc.


                                By:
                                    --------------------------------------------
                                    Rob-Roy J. Graham,
                                    Chief Financial Officer


                                LENDER:

                                BEAL BANK, S.S.B.,
                                a savings bank organized under the laws of the State of Texas


                                By:
                                    --------------------------------------------
                                    Name:  William T. Saurenmann
                                    Title: Senior Vice President




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THE STATE OF TEXAS         )
                           )
COUNTY OF COLLIN           )

         BEFORE ME, the undersigned authority, on this day personally appeared Rob-Roy J. Graham, as Chief Financial Officer of INTERVOICE, INC., a Texas corporation, on behalf of such corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of October, 2002.



                                     -------------------------------------------
                                     Notary Public in and for the State of Texas


My Commission Expires:


---------------------------



THE STATE OF TEXAS         )
                           )
COUNTY OF COLLIN           )

         BEFORE ME, the undersigned authority, on this day personally appeared William T. Saurenmann, Senior Vice President of BEAL BANK, S.S.B., a savings bank organized under the laws of the State of Texas, on behalf of such savings bank.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this ___ day of October, 2002.



                                     -------------------------------------------
                                     Notary Public in and for the State of Texas


My Commission Expires:


--------------------------






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